Exhibit 99.1

Flotek Industries Provides Year-End Operational Update, Update on Private Placement

Registration and Confirmation of NYSE Listing Notice

HOUSTON, Dec. 31 /PRNewswire-FirstCall/ — Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE: FTK) today provides a year-end activity update, an update on the status of the recent private placement registration notice and confirmation of receipt of notice from the New York Stock Exchange of its previously disclosed listing deficiency.

Operational Update

Flotek provides the following general business update regarding its three business units: chemicals and logistics, downhole tools and artificial lift:

Chemical and Logistics: Flotek has experienced an overall improvement in the business environment for its chemicals division in the fourth quarter as both drilling and completion activity began to show signs of recovery. However, both weather-related challenges and holidays resulted in several days of downtime. As a result, Flotek expects chemical sales to be approximately flat with the third quarter, meeting expectations. While visibility remains short, the Company would expect flat to modestly higher sales in the first quarter followed by slow but steady sales growth for the balance of 2010.

The Company continues to focus its sales effort on traditional pressure pumping and completion clients. However, Flotek is building an initiative to introduce the benefits of its proprietary Microemulsion line to exploration and production companies that will benefit from both the initial production boost as well as reservoir integrity properties of the product line. In addition, Flotek is in the process of completing its study of Microemulsion benefits in the Marcellus which should enhance sales in the basin and will also be a focus of the Company’s 2010 efforts. Microemulsion products accounted for approximately 25% of the Company’s consolidated revenues for the most recent nine-month period ended September 30, 2009.

Downhole Tools: While Flotek’s downhole tool division benefits from an increase in the overall rig count (up approximately 10% from the end of the third quarter), an oversupplied tools market continues to create significant competition and pricing pressure. While Flotek has experienced incremental market share gains the Company has not experienced pricing improvement and, in some cases, continues to feel modest pricing pressure. Should the rig count stabilize at or above current levels Flotek would expect pricing pressure to subside in the coming quarter.

Regarding specific regions, the Company’s downhole tool business continues to experience growth in the Marcellus and expects the trend to continue. That is offset by continued weakness in the mining business as well as the traditional year-end financial slowdown at Pemex which has had a meaningful impact on our centralizer business. That said, requests for bids from Pemex provide some assurance that the business will again improve as 2010 activity accelerates.

Artificial Lift: Artificial lift activity continues the same subdued pace from the third quarter, a result of continued weak natural gas prices in the Rockies. The Company continues to believe the artificial lift business will improve when Powder River Basin Coal Bed Methane operators are confident of a sustained natural gas price recovery. We do not expect meaningful growth in this business until mid-2010. Weather and holidays also impact this business line. However, Flotek continues to expect results approximately in-line with third quarter performance. In 2010 Flotek will continue to work to grow this business while also assessing its strategic fit with the Company’s other product and service lines.

“While fourth quarter business activity remained somewhat challenged by market conditions as well as modest weather and holiday disruptions, activity is approximately in-line with our expectations,” said Steve Reeves, Flotek’s Executive Vice President of Business Development. “While it is too early to assess the sustained impact of increased drilling and completion activity, early signs provide some encouragement that we have reached a cyclical bottom. In addition, we continue to watch costs carefully and manage the business as efficiently as possible without impacting our ability to service the growth needs of our customers. We are especially encouraged by the growth prospects in Appalachia where we believe we are well positioned to meet our clients’ needs across our product lines.”

Private Placement Registration Update

On December 21, 2009 Flotek filed an amended registration statement with the Securities and Exchange Commission relating to the resale of shares underlying the private placement of securities completed in August, 2009. The Company is awaiting comments from the Securities and Exchange Commission or for the Commission to inform us that they have no further comments, at which point the Company will request acceleration of effectiveness of the registration statement. The Company will indicate the effectiveness of the Registration Statement at the appropriate time through the appropriate filings with the Commission.

Listing Compliance Notice from the New York Stock Exchange

As previously disclosed in Flotek’s Form 10-Q for the period ending September 30, 2009, the Company believed it was no longer in compliance with certain listing requirements of the New York Stock Exchange (“NYSE” or “Exchange”). On December 28, 2009 the New York Stock Exchange confirmed the listing deficiency.

The Exchange notified the Company that it has 18 months to achieve compliance with the NYSE’s continued listing standards for total market capitalization and shareholders’ equity. The Company is currently considered below criteria for the continued listing standards because its 30-day average market capitalization and its shareholder equity were both below the NYSE required $50 million threshold.

Under applicable NYSE rules, the Company has 45 days from the receipt of the notice to submit a plan to the NYSE to demonstrate its ability to achieve compliance with the continued listing standards within 18 months. The Company has been in active discussions with the Exchange over the contents of such plan and intends to submit such in the coming weeks. To return to compliance, either Flotek’s 30-day average market capitalization or its shareholders’ equity must reach and maintain the $50 million level.

During the submission and plan implementation process Flotek’s common stock will continue to be listed on the Exchange, subject to the Company’s compliance with other NYSE continued listing requirements.

“While we are disappointed that Flotek has received notice of the listing deficiency from the New York Stock Exchange, we expected such notice as disclosed in our third quarter report and have been in active discussions with the New York Stock Exchange regarding our plan to achieve compliance with all NYSE listing standards,” said John Chisholm, interim president of Flotek. “We intend to submit a comprehensive plan to the Exchange outlining the Company’s steps to regain compliance by mid-January.”

About Flotek Industries, Inc.

Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.